Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 AND INCREMENTAL COMMITMENT AGREEMENT TO

SENIOR SECURED REVOLVING CREDIT AGREEMENT

dated as of October 19, 2018,

among

FIDUS INVESTMENT CORPORATION,

as Borrower,

THE INCREASING LENDER PARTY HERETO,

as the Increasing Lender and a Lender,

and

ING CAPITAL LLC,

as the Administrative Agent and a Lender

relating to the

SENIOR SECURED REVOLVING CREDIT AGREEMENT

dated as of June 16, 2014,

among

FIDUS INVESTMENT CORPORATION,

as Borrower,

The Lenders Parties Thereto,

and

ING CAPITAL LLC,

as Administrative Agent, Arranger and Bookrunner

AMENDMENT NO. 3 AND INCREMENTAL COMMITMENT AGREEMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of October 19, 2018 (the “Effective Date”), by and among FIDUS INVESTMENT CORPORATION (the “Borrower”), FIDUS INVESTMENT HOLDINGS, INC. (“FIH”), FCIHA, INC. (“FCIHA”), FCMGI, INC. (“FCMGI”), BBRSS BLOCKER CORP. (“BBRSS” and, together with FIH, FCIHA and FCMGI, the “Subsidiary Guarantors”), ING CAPITAL LLC, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender, and TIAA, FSB, as the increasing lender (in such capacity, the “Increasing Lender”) and a Lender, relating to the SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of June 16, 2014 (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of December 19, 2014, and by that certain Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of December 29, 2017, the “Existing Credit Agreement”, and as further amended, restated, supplemented or otherwise modified from time to time, including by this Agreement, the “Credit Agreement”), among the Borrower, the Administrative Agent and the several banks and other financial institutions or entities from time to time party to the Credit Agreement.

A.    The Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Existing Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Agreement.

B.    The Borrower has requested that the Increasing Lender provide an additional Commitment on and as of the Effective Date (as defined below), immediately after giving effect to the amendment set forth in Section 2, in an aggregate amount equal to the amount set forth opposite the Increasing Lender’s name on Schedule 1 (the “Incremental Commitment”) pursuant to Section 2.06(f) of the Credit Agreement.

C.    The Increasing Lender is willing to make its Incremental Commitment on and as of the Effective Date on the terms and subject to the conditions set forth herein and in the Existing Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Amendment to the Existing Credit Agreement. Effective as of the Effective Date, and subject to the terms and conditions set forth below, the Existing Credit Agreement is hereby amended by replacing the amount of “$75,000,000” where it appears in Section 2.06(f)(i)(B) of the Existing Credit Agreement with the amount of “$100,000,000” in its place.

SECTION 3. Incremental Commitment. (a) Pursuant to Section 2.06(f) of the Credit Agreement and subject to the terms and conditions hereof, the Increasing Lender hereby agrees to make its Incremental Commitment to the Borrower effective on and as of the Effective Date, immediately after giving effect to the amendment set forth in Section 2. The Incremental Commitment of the Increasing Lender shall constitute an additional “Commitment” and a “Commitment Increase” for all purposes of the Credit Agreement and the other Loan Documents, and the Effective Date shall be the “Commitment Increase Date” of the Incremental Commitment for purposes of Section 2.06(f) of the Credit Agreement.

(b)    The terms of the Incremental Commitment shall be the same as the other Commitments made under the Credit Agreement.

(c)    On the Effective Date, in connection with the adjustments to any outstanding Loans and participation interests contemplated by Section 2.06(f)(iv) of the Credit Agreement, if the Increasing Lender is notified by the Administrative Agent the Increasing Lender shall make a payment to the Administrative Agent, for account of the other Lenders, in an amount calculated by the Administrative Agent in accordance with such section, so that after giving effect to such payment and to the distribution thereof to the other Lenders in accordance with such section, the Loans are held ratably by the Lenders in accordance with the respective Commitments of such Lenders (after giving effect to the Incremental Commitment and any other Commitment Increases, if any, occurring on the Effective Date).

SECTION 4. Conditions Precedent to Effectiveness of Amendment and Incremental Commitment. This Agreement, the amendment set forth in Section 2 and, immediately after giving effect to the amendment set forth in Section 2, the Incremental Commitment of the Increasing Lender, shall be subject to the satisfaction on or prior to the Effective Date of the following conditions precedent:

(a)    the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Increasing Lender;

(b)    the Administrative Agent shall have received true and complete resolutions of the Board of Directors of each Obligor, which shall be reasonably satisfactory to the Administrative Agent in form and substance, approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Effective Date, certified as of the Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment;

(c)    on the Effective Date, immediately after giving effect to the amendment set forth in Section 2, each of the conditions set forth or referred to in Section 2.06(f)(i)

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of the Credit Agreement shall be satisfied, and pursuant to Section 2.06(f)(ii)(x) of the Credit Agreement, the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower dated the Effective Date certifying as to the foregoing;

(d)    the Increasing Lender shall have received all fees due to the Increasing Lender on the Effective Date, including pursuant to any outstanding fee letters by and between the Borrower and the Administrative Agent;

(e)    the Administrative Agent shall have received for the account of the Lenders the amounts, if any, payable under Section 2.13 of the Credit Agreement as a result of the adjustments of Borrowings pursuant to Section 3(c) of this Agreement; and

(f)    the Administrative Agent shall have received all other documented fees and expenses related to this Agreement owing on the Effective Date.

SECTION 5. Representations and Warranties of the Borrower. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date:

(a)    This Agreement has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The Credit Agreement, as amended by this Agreement, constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)    Immediately after giving effect to the amendment in Section 2, each of the representations and warranties made by the Borrower and the Subsidiary Guarantors in or pursuant to the Loan Documents are true and correct in all material respects as if made on the Effective Date (except to the extent they relate specifically to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and unless a representation or warranty is already qualified by materiality or by Material Adverse Effect, in which case it is true and correct in all respects).

(c)    Immediately after giving effect to the amendment in Section 2, no Default or Event of Default has occurred and is continuing on the Effective Date or shall result from this Agreement or the Incremental Commitment.

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the

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Collateral Agent or the Borrower or the Subsidiary Guarantor under the Existing Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions amended herein of the Existing Credit Agreement.

SECTION 7. Consent and Reaffirmation. (a) The Subsidiary Guarantors hereby consent to this Agreement and the transactions contemplated hereby, (b) the Borrower and the Subsidiary Guarantors agree that, notwithstanding the effectiveness of this Agreement, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, (c) the Borrower and the Subsidiary Guarantors acknowledge that the terms “Revolving Credit Agreement Obligations,” “Guaranteed Obligations” and “Secured Obligations” (each as defined in the Guarantee and Security Agreement) include any and all Loans made now or in the future by the Increasing Lender in respect of its Incremental Commitment and all interest and other amounts owing in respect thereof under the Loan Documents (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not such interest or expenses are allowed as a claim in such proceeding), and (d) the Subsidiary Guarantors confirm their guarantee of the Guaranteed Obligations and the Borrower and the Subsidiary Guarantors confirm their grant of a security interest in their assets as Collateral for the Secured Obligations, all as provided in the Loan Documents as originally executed (and amended prior to the Effective Date and supplemented hereby). On the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Existing Credit Agreement as modified by this Agreement and each reference in any other Loan Document shall mean the Existing Credit Agreement as modified hereby.

SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 9. Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement in accordance with the Credit Agreement, including the reasonable and documented fees, charges and disbursements of one outside counsel for the Administrative Agent.

SECTION 10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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SECTION 11. Applicable Law; Jurisdiction; Consent to Service of Process; Other. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 9.09 OF THE CREDIT AGREEMENT (AND ALL OTHER APPLICABLE PROVISIONS OF ARTICLE IX OF THE CREDIT AGREEMENT) ARE HEREBY INCORPORATED BY REFERENCE.

SECTION 12. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13. No Third Party Beneficiaries. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other person or entity. No person or entity other than the parties hereto shall have any rights under or be entitled to rely upon this Agreement.

SECTION 14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 15. Acknowledgment and Consent. The Administrative Agent hereby acknowledges that it has received notice pursuant to Section 2.06(f)(i) of the Credit Agreement within the time period required thereunder. Pursuant to Section 2.06(f)(i)(C) of the Credit Agreement, each of the Administrative Agent and the Borrower consents to the Commitment Increase provided for herein. For the avoidance of doubt, pursuant to Section 2.06(f)(iv) of the Credit Agreement, the Borrower hereby acknowledges, and consents to the fact that, the Effective Date (and thereby the Commitment Increase Date with respect to the Incremental Commitment provided for herein) may occur on a day other than the last day of an Interest Period.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

FIDUS INVESTMENT CORPORATION, as Borrower

By:	/s/ Shelby E. Sherard
Name: Shelby E. Sherard
Title: Chief Financial Officer, Chief Compliance Officer and Secretary

FIDUS INVESTMENT HOLDINGS, INC., as Subsidiary Guarantor

By:	/s/ Shelby E. Sherard
Name: Shelby E. Sherard
Title: Secretary

FCIHA, INC., as Subsidiary Guarantor

By:	/s/ Shelby E. Sherard
Name: Shelby E. Sherard
Title: Secretary

FCMGI, INC., as Subsidiary Guarantor

By:	/s/ Shelby E. Sherard
Name: Shelby E. Sherard
Title: Secretary

BBRSS BLOCKER CORP., as Subsidiary Guarantor

By:	/s/ Shelby E. Sherard
Title: Secretary

[Signature Page to Incremental Commitment Agreement]

ING CAPITAL LLC, as Administrative Agent and a Lender

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Dominik Breuer
Name: Dominik Breuer
Title: Vice President

[Signature Page to Incremental Commitment Agreement]

TIAA, FSB, as Increasing Lender and a Lender

By:	/s/ Martin O’Brien
Name: Martin O’Brien
Title: Director

[Signature Page to Incremental Commitment Agreement]

SCHEDULE 1

INCREASING LENDER

Increasing Lender	Incremental Commitment Amount
TIAA, FSB	$15,000,000